SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                       ----------------------
                             FORM 8-K/A
                       ----------------------

                        Amendment No. 1 to

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  August 18, 1998
                                                  -----------------------


                         EFFICIENCY LODGE, INC.
      ------------------------------------------------------
      (Exact name of Registrant as Specified in its Charter)


         Georgia                  000-02290            58-0898219
------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   5342 Old Floyd Road
                   Mableton, Georgia                       30126
        ---------------------------------------------------------
        (Address of principal executive offices)       (Zip code)


                                 (770) 819-0039
        -------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                         N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

The undersigned registrant (the "Company") hereby amends its Current Report on Form 8-K filed on September 3, 1998 by amending Item 7 thereto as set forth below. The Current Report relates to the acquisition by the Company of the real estate property known as Town Center Lodge (the "Property").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


Statement Regarding Real Property Acquired
------------------------------------------

The real estate operations involved with the Property are similar to those conducted by the Company with respect to its other extended-stay lodges. Accordingly, the Company was able to assess the Property from a financial, operational and physical facilities point of view based on its own experience with properties in the same industry and in the same Atlanta metropolitan market. The Property includes 124 rooms. Management of the Company was familiar with the Property and its operations and was aware that the Property had average occupancy rates approaching 99% with an average weekly rental of approximately $138. Revenue per available room was approximately $137. These occupancy rates and REVPAR exceeded those averages for the Company's existing properties for 1997. With other properties in the Atlanta area, the Company was familiar with the utility rates and property tax rates to which the Property was subject. The Company determined that historic maintenance expenses on the Property were not out of line with its expectations for a real estate operation of this type and size, and the Company believed that no extraordinary expenses would be anticipated in the near future. The Company is not anticipating capital improvements of any significant amount in the next twelve months with respect to the Property. After reasonable inquiry, the Company is not aware of any material factors relating to the Property that would cause the financial information reported herein not to be necessarily indicative of future operating results with respect to the Property.

The Company intends to operate the Property as part of its overall business of owning and operating extended stay lodging facilities. The Company anticipates some changes in the operating results of the Property resulting from the conditions listed below, the effects of which are shown in the accompanying Pro Forma Financial Information:

     1. An "S" corporation operated the Property, prior to its acquisition. In an "S" corporation, the shareholders elect to pay the income tax at the individual shareholder level and thus, in general, there is no income tax at the corporate level. The Company is a "C" corporation and thus incurs tax at the corporate level. The Pro Forma Financial Information includes the income tax expense resulting from the projected operations by the Company.

     2. The Pro Forma Financial Information reflects the change in the following expenses due to the purchase price of $3,119,435 paid by the Company to acquire the assets:

   (a)    An increase in depreciation expense

   (b) An increase in interest expense due to the financing of the purchase price

     3. The Company anticipates a decrease in the labor costs due to the sharing of costs with the existing facilities already owned by the Company. The Pro Forma reflects this change and the change includes the allocation of management overhead costs, (including management fees), consistent with the operation of the Company's other facilities.


In preparing the Pro Forma information included below, the Company made the following principal assumptions:

     1. Other than the items noted above, the Company believes there will be no material changes in the operating results of the Property.

     2. The Company believes that the level of occupancy from the past twelve months will be maintained.

3. There will be no material capital improvements needed in the next twelve months.

     (a) Financial Statements of Businesses Acquired

        Town Center Lodge, Inc., Marietta, Georgia, Examination of Financial Statements, for the Year Ended December 31, 1997 and for the period January 1, 1998 to August 17, 1998

     For the Year Ended December 31, 1997
     ------------------------------------

        Independent Auditors' Report dated September 28, 1998           F-1
        Balance Sheet Dated December 31, 1997                           F-2
        Statement of Income and Retained Earnings for the Year
          Ended December 31, 1997                                       F-4
        Statement of Cash Flows for the Year Ended December 31, 1997    F-6
        Notes to Financial Statements Dated December 31, 1997           F-7

   For the Period January 1, 1998 to August 17, 1998
   -------------------------------------------------

        Independent Auditors' Report dated September 30, 1998           F-10
        Balance Sheet Dated August 17, 1998                             F-11
        Statement of Income and Retained Earnings for the Period
          January 1, 1998 to August 17, 1998                            F-13
        Statement of Cash Flows for the Period January 1, 1998 to
           August 17, 1998                                              F-15
        Notes to Financial Statements dated August 17, 1998             F-16

   (b) Pro Forma Financial Information


       Audited and Pro Forma Consolidated Financial Statements
       for the Year Ended December 31, 1997 - Balance Sheet             F-19

       Audited and Pro Forma Consolidated Financial Statements
       for the Year Ended December 31, 1997 - Cash Flows                F-20

       Footnotes to Pro Forma Financial Information
       for the Year Ended December 31, 1997                             F-21

       Unaudited and Pro Forma Consolidated Financial Statements
       for the Year Ended June 30, 1998 - Balance Sheet                 F-22

       Audited and Pro Forma Consolidated Financial Statements
       for the six months ended Juhe 30, 1998                           F-23

       Footnotes to Pro Forma Financial Information
       for the six months ended June 30, 1998                           F-24

                     INDEPENDENT AUDITORS' REPORT

                          September 28, 1998

To the Board of Directors
Town Center Lodge, Inc.
Marietta, Georgia


We have audited the accompanying Balance Sheet of Town Center Lodge, Inc. as of December 31, 1997, and the related Statements of Income and Retained Earnings, and Cash Flows, for the year then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Town Center Lodge, Inc. as of December 31, 1997, and the results of its operation and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                              Respectfully Submitted,

                              /s/ Thombley & Simmons, P.C.

                              THOMBLEY & SIMMONS, P.C.
                              Certified Public Accountants



                                                         TOWN CENTER LODGE, INC.
                                                              BALANCE SHEET
                                                            December 31, 1997
                                                            -----------------

                                                                ASSETS
                                                                ------
Current Assets:
     Cash (Note 1)                                                                                 $        94,581.95
     Accounts Receivable:
         Trade                                                         $            296.76
         Affiliate (Note 2)                                                       2,963.33
         Others                                                                   4,438.97                   7,699.06
                                                                         -----------------
      Prepaid Insurance                                                                                      1,500.00
                                                                                                    -----------------
         Total Current Assets                                                                      $       103,781.01


                                                                              Accumulated
                                                        Cost                  Depreciation
                                                  --------------          ----------------
Property and Equipment:
     Land                                       $     300,000.00       $              0.00
     Building                                         954,203.50                250,142.66
     Appliances                                        81,470.41                 73,084.65
     Autos and Trucks                                  17,900.00                 17,900.00
     Furniture and Furnishings                        140,558.86                126,089.14
     Paving                                           106,785.57                 55,927.42
                                                 ---------------          ----------------
          Totals                                $   1,600,918.34       $        523,143.87               1,077,774.47
                                                 ---------------          ----------------

Other Assets:
     Deposits                                                                                                4,199.00
                                                                                                    -----------------
         Total Assets                                                                              $     1,185,754.48
                                                                                                    =================


The notes to financial statements are an integral part of this report.

                                                                                                          Exhibit A
                                                                                                          ---------

                                      LIABILITIES AND STOCKHOLDER'S EQUITY
                                      ------------------------------------

Current Liabilities:
     Accounts Payable                                                                              $         2,345.71
     Sales Tax Payable                                                                                         201.88
     Refundable Deposits                                                                                     5,400.00
                                                                                                    -----------------
         Total Current Liabilities                                                                 $         7,947.59


Stockholder's Equity:
     Capital Stock - $ 1.00 Par Value;
          100,000 Shares Authorized;
          500 Shares Issued and Outstanding                            $            500.00
     Paid in Capital                                                             26,800.00
     Retained Earnings                                                        1,150,506.89               1,177,806.89
                                                                           ---------------          -----------------
          Total Liabilities and Stockholder's Equity                                               $     1,185,754.48
                                                                                                    =================

                                                         TOWN CENTER LODGE, INC.
                                                STATEMENT OF INCOME AND RETAINED EARNINGS
                                                  For The Year Ended December 31, 1997
                                                  ------------------------------------
Occupancy Revenues                                                                                 $       855,287.64

Occupancy Costs:
     Depreciation - Property                                           $         48,193.54
     Insurance:
       General                                  $         8,539.65
       Group                                              4,331.18               12,870.83
                                                 -----------------
     Repairs and Maintenance                                                     40,248.72
     Sub Contract:
       Cleaning                                 $        14,628.77
       Maintenance                                       21,110.00
       Management                                        42,342.23
       Security                                           6,339.50               84,420.50
                                                 -----------------
     Supplies                                                                    35,942.99
     Telephone                                                                   21,184.87
     Television                                                                  12,405.27
     Utilities                                                                   71,991.70                 327,258.42
                                                                           ---------------             --------------
Gross Profit on Occupancy Operations                                                                  $    528,029.22

General and Administrative Expenses                                                                        148,749.04
                                                                                                       --------------

Profit From Operations                                                                                $    379,280.18

Other Income                                                                                                 5,247.70

Other Costs                                                                                                (15,766.00)
                                                                                                       --------------

Net Income                                                                                            $    368,761.88


Retained Earnings- January 1, 1997                                     $        923,228.15
Stockholder Distributions                                                      (141,483.14)                781,745.01
                                                                        ------------------             --------------

Retained Earnings- December 31, 1997                                                                  $  1,150,506.89
                                                                                                       ==============

The notes to financial statements are an integral part of this report.

                                                                                                          Exhibit B
                                                                                                          ---------
General and Administrative Expenses:
     Automotive Expenses                                                                              $     27,685.24
     Bank Charges                                                                                              965.77
     Casual Labor                                                                                            3,663.50
     Depreciation - Autos                                                                                    1,790.00
     Dues and Subscriptions                                                                                    555.00
     Employee Benefits                                                                                       7,620.70
     Management Fees (Note 2)                                                                               57,000.00
     Miscellaneous Expense                                                                                     923.31
     Office Expense                                                                                          2,505.23
     Professional Fees                                                                                         800.00
     Rent                                                                                                      936.00
     Taxes and Licenses                                                                                     29,785.29
     Travel and Entertainment                                                                               14,519.00
                                                                                                       --------------
          Total General and Administrative Expenses                                                   $    148,749.04
                                                                                                       --------------

Other Income:
     Interest Income                                                                                  $      1,287.70
     Sign Rental                                                                                             9,306.00
                                                                                                       --------------

          Total Other Income                                                                          $      5,247.70

Other Costs:
    Bad Debts                                                                                         $      5,000.00
    Contributions                                                                                            1,460.00
    Interest Expense (Note 3)                                                                                9,306.00
                                                                                                       --------------

          Total Other Costs                                                                           $     15,766.00
                                                                                                       --------------

Earnings Per Share                                                                                    $        737.52
                                                                                                       --------------

                                                                                                            Exhibit C
                                                                                                            ---------

                                                         TOWN CENTER LODGE, INC.
                                                         STATEMENT OF CASH FLOWS
                                                  For The Year Ended December 31, 1997

Cash Flows From Operating Activities:
     Net Income                                                                                       $    368,761.88
     Adjustments Needed to Reconcile to Net Cash
       Provided by Operating Activities:
         Non Cash Long-Term Items Included in Income:
           Depreciation                                                                                     49,983.54
         Changes in Current Assets and Current Liabilities:
           Decrease in Accounts Receivable                             $          1,975.94
           Increase in Prepaid Expenses                                          (1,500.00)
           Increase in Accounts Payable                                           2,547.59
           Increase in Customer Deposits                                          5,400.00                   8,423.53
                                                                           ---------------             --------------
Net Cash Flows From Operating Activities                                                              $    427,168.95

Cash Flows From Financing Activities:
     Funds Repaid on Notes Payable                                     $       (200,825.14)
     Funds Paid on Stockholder Distributions                                   (141,483.14)
                                                                           ----------------
Net Cash Flows From Financing Activities                                                                   (342,308.28)
                                                                                                        --------------
Net Increase in Cash                                                                                   $     84,860.67


Cash - January 1, 1997                                                                                        9,721.28
                                                                                                        --------------

Cash - December 31, 1997                                                                               $     94,581.95
                                                                                                        --------------


The notes to financial statements are an integral part of this report.

                        TOWN CENTER LODGE, INC.
                     NOTES TO FINANCIAL STATEMENTS
                           December 31, 1997


NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BUSINESS ACTIVITY:
     -----------------

The  Company owns  and  operates an  extended-stay residential  rental
property in   Cobb County, Georgia. The  length of the standard rental
is weekly, but the tenants typically are longer term residents.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     REVENUE AND COST RECOGNITION:
     ----------------------------

The Company recognizes revenues and costs on the accrual method. Under this method income and expenses are recorded in the period they are earned or incurred, regardless of when received or disbursed.
That
method is used because management considers it to be the best available measure of revenues and costs. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Occupancy revenues include revenues earned from tenants for lodging and other user fees such as for telephone, television, laundry, vending, and miscellaneous supplies.


     ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE:
     ----------------------------------------

The carrying value of such items approximates their fair value at December 31, 1997.

     CASH AND CASH EQUIVALENTS:
     -------------------------

The Company considers cash on hand, cash in banks, certificates of deposit, time deposits, and U.S. government and other short-term securities with maturities of three months or less when purchased as cash and cash equivalents. The carrying value of such items approximates their fair value at December 31, 1997.

     PROPERTY AND EQUIPMENT:
     ----------------------

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Assets subject to capital lease are amortized on a straight-line basis over the term of the lease or the estimated useful lives of the assets, whichever is shorter.

The cost of maintenance and repairs are charged to expense when incurred; costs of renewals and betterments are capitalized. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is included in operations.
The estimated useful lives of the assets are as follows:

     Building                      40 Years
     Appliances                    10 Years
     Autos and Trucks               5  Years
     Furniture and Furnishings     10 Years
     Paving                        20 Years

     EARNINGS PER SHARE
     ------------------

Earnings per share are based on a weighted average method, which resulted in 500 shares being used in the computation.

     INCOME TAXES:
     ------------

The Company, with the consent of its stockholder, has elected to have its income taxed as an "S" Corporation as allowed by the Internal Revenue Code and similar sections of the Georgia State Income Tax Law.

These laws provide that, in lieu of corporate income taxes, the stockholder is taxed on his proportionate share of the corporate taxable income. Therefore, the accompanying statements do not include any provision or liability for corporate income tax.

Income or loss for financial statements and income tax purposes differs as a result of utilizing accelerated depreciation for tax purposes, as allowed by the Internal Revenue code.


NOTE 2  RELATED PARTY TRANSACTIONS:

The following is a summary of related party receivables and payables at December 31, 1997:

Notes Receivable from Affiliate

         Notes Receivable  from  an  affiliated  company.    $ 2,963.33
        The  note  does not  bear  interest  and  has no       --------
        scheduled repayment terms, but was repaid in the next month.


The Company is managed by a company 100% owned by the 100% stockholder of the Company at rates and terms considered to be at fair market value. Amounts totaling $57,000.00 were included in management expense under this agreement.

NOTE 3  NOTES PAYABLE:

A mortgage payable on the property was paid off during the year.

Interest paid on all debt amounted to $9,306.00 for the year.


NOTE 4  EMPLOYEE LEASING

The company subcontracts for the on site management and operations of the property with an employee leasing company.

                     INDEPENDENT AUDITORS' REPORT

                          September 30, 1998

To the Board of Directors
Town Center Lodge, Inc.
Marietta, Georgia


We have audited the accompanying Balance Sheet of Town Center Lodge, Inc. as of August 17, 1998, and the related Statements of Income and Retained Earnings, and Cash Flows, for the period of January 1, 1998 to August 17, 1998. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Town Center Lodge, Inc. as of August 17, 1998, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.


                              Respectfully Submitted,

                                /s/ Thombley & Simmons, P.C.

                              THOMBLEY & SIMMONS, P.C.
                              Certified Public Accountants



                                                         TOWN CENTER LODGE, INC.
                                                              BALANCE SHEET
                                                             August 17, 1998

                                                                 ASSETS
                                                                 ------

Current Assets:
     Cash (Note 1)                                                                                 $        94,870.44
     Accounts Receivable:
       Trade                                                           $            132.52
       Others                                                                     9,661.32                   9,793.84
                                                                         -----------------          -----------------

          Total Current Assets                                                                     $       104,664.28


                                                                               Accumulated
                                                        Cost                  Depreciation
                                                  --------------          ----------------
Property and Equipment:
     Land                                       $     300,000.00       $              0.00
     Building                                         954,203.50                266,046.05
     Appliances                                        81,470.41                 74,206.33
     Autos and Trucks                                  17,900.00                 17,900.00
     Furniture and Furnishings                        139,058.11                127,357.63
     Paving                                           106,785.57                 59,486.94
     Carpet                                             1,500.75                    850.52
                                                 ---------------          ----------------
          Totals                                $   1,600,918.34       $        545,847.47               1,055,070.87
                                                 ----------------         ----------------
Other Assets:
     Deposits                                                                                                4,199.00
                                                                                                    -----------------

         Total Assets                                                                              $     1,163,934.15
                                                                                                    =================


The notes to financial statements are an integral part of this report.

                                                                                                            Exhibit A

                                      LIABILITIES AND STOCKHOLDER'S EQUITY
                                      ------------------------------------

Current Liabilities:
  Accounts Payable                                                                                 $         3,735.84
  Sales Tax Payable                                                                                            149.96
  Refundable Deposits                                                                                        4,300.00
                                                                                                      ---------------
          Total Current Liabilities                                                                $         8,185.80


Stockholder's Equity:
   Capital Stock - $ 1.00 Par Value;
     100,000 Shares Authorized;
     500 Shares Issued and Outstanding                                   $          500.00
Paid in Capital                                                                  26,800.00
Retained Earnings                                                             1,128,448.35               1,155,748.35
                                                                           ---------------            ---------------

          Total Liabilities and Stockholder's                                                      $     1,163,934.15
                                                                                                      ===============


                                                       TOWN CENTER LODGE, INC.
                                              STATEMENT OF INCOME AND RETAINED EARNINGS
                                                   January 1, 1998 to August 17, 1998


Occupancy Revenues                                                                                  $      497,112.37

Occupancy Costs:
  Depreciation - Property                                                $       22,703.60
  Insurance:
    General                                     $       8,960.00
     Group                                              3,107.18                 12,067.18
                                                  --------------
  Repairs and Maintenance                                                        61,136.51
  Sub Contract (Note 3):
  Cleaning                                      $      10,163.69
  Maintenance                                          13,510.50
  Management                                           21,341.72
  Security                                                280.00                 45,295.91
                                                  --------------
  Supplies                                                                       10,877.89
  Telephone                                                                      11,735.33
  Television                                                                     10,743.31
  Utilities                                                                      46,773.93                 221,333.66
                                                                           ---------------           ----------------

Gross Profit on Occupancy Operations                                                                $      275,778.71

General and Administrative Expenses                                                                         76,035.39
                                                                                                     -----------------
Profit From Operations                                                                              $      199,743.32

Other Income                                                                                                 5,741.79

Other Costs                                                                                                   (200.00)
                                                                                                     ----------------
Net Income                                                                                          $      205,285.11

Retained Earnings- January 1, 1998                                       $    1,150,506.89
Stockholder Distributions                                                       227,343.65                 923,163.24
                                                                           ---------------           ----------------
Retained Earnings- August 17, 1998                                                                  $    1,128,448.35
                                                                                                     ================


The notes to financial statements are an integral part of this report.


                                                                                                          Exhibit B
                                                                                                          ---------
General and Administrative Expenses:
     Automotive Expenses                                                                              $   10,055.53
     Bank Charges                                                                                            756.72
     Casual Labor                                                                                          3,030.97
     Dues and Subscriptions                                                                                  569.00
     Employee Benefits                                                                                     1,158.75
     Management Fees (Note 2)                                                                             40,000.00
     Miscellaneous Expense                                                                                 1,145.11
     Office Expense                                                                                          652.06
     Professional Fees                                                                                       800.00
     Rent                                                                                                    886.86
     Taxes and Licenses                                                                                    5,396.48
     Travel and Entertainment                                                                             11,583.91
                                                                                                       ------------

          Total General and Administrative Expenses                                                   $   76,035.39
                                                                                                       ------------
Other Income:
     Interest Income                                                                                  $    1,781.79
     Sign Rental                                                                                           3,960.00
                                                                                                       ------------

          Total Other Income                                                                          $    5,741.79
                                                                                                       ------------
Other Costs:
     Contributions                                                                                    $      200.00
                                                                                                       ------------

          Total Other Costs                                                                           $      200.00
                                                                                                       ------------

Earnings Per Share                                                                                    $      410.57
                                                                                                       ------------


                                                                                                            Exhibit C
                                                                                                            ---------

                                                         TOWN CENTER LODGE, INC.
                                                         STATEMENT OF CASH FLOWS
                                                   January 1, 1998 to August 17, 1998


Cash Flows From Operating Activities:
     Net Income                                                                                       $    205,285.11
     Adjustments Needed to Reconcile to Net Cash
       Provided by Operating Activities:
         Non Cash Long-Term Items Included in Income:
           Depreciation                                                                                     22,703.60
         Changes in Current Assets and Current Liabilities:
           Increase in Accounts Receivable                             $         (2,094.78)
           Decrease in Prepaid Expenses                                           1,500.00
           Increase in Accounts Payable                                           1,338.21
           Decrease in Customer Deposits                                         (1,100.00)                   (356.57)
                                                                           ---------------             --------------
Net Cash Flows From Operating Activities                                                              $    227,632.14

Cash Flows From Financing Activities:
     Funds Paid on Stockholder Distributions                          $        (227,343.65)
                                                                           ----------------
Net Cash Flows From Financing Activities                                                                  (227,343.65)
                                                                                                        -------------

Net Increase in Cash                                                                                  $        288.49

Cash - January 1, 1998                                                                                      94,581.95
                                                                                                        -------------

Cash - August 17, 1998                                                                                $     94,870.44
                                                                                                        -------------

The notes to financial statements are an integral part of this report.

                        TOWN CENTER LODGE, INC.
                     NOTES TO FINANCIAL STATEMENTS
                            August 17, 1998


NOTE 1  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     BUSINESS ACTIVITY:
     -----------------

The  Company owns  and  operates an  extended-stay residential  rental
property in   Cobb County, Georgia. The  length of the standard rental
is weekly, but the tenants typically are longer term residents.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

     REVENUE AND COST RECOGNITION:
     ----------------------------

The Company recognizes revenues and costs on the accrual method. Under this method income and expenses are recorded in the period they are earned or incurred, regardless of when received or disbursed.
That
method is used because management considers it to be the best available measure of revenues and costs. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Occupancy revenues include revenues earned from tenants for lodging and other user fees such as for telephone, television, laundry, vending, and miscellaneous supplies.


     ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE:
     ----------------------------------------

The carrying value of such items approximates their fair value at August 17, 1998.

     CASH AND CASH EQUIVALENTS:
     -------------------------

The Company considers cash on hand, cash in banks, certificates of deposit, time deposits, and U.S. government and other short-term securities with maturities of three months or less when purchased as cash and cash equivalents. The carrying value of such items approximates their fair value at August 17, 1998.

     PROPERTY AND EQUIPMENT:
     ----------------------

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Assets subject to capital lease are amortized on a straight-line basis over the term of the lease or the estimated useful lives of the assets, whichever is shorter.

The cost of maintenance and repairs are charged to expense when incurred; costs of renewals and betterments are capitalized. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts and the resulting gain or loss is included in operations.

The estimated useful lives of the assets are as follows:

     Building                      40 Years
     Appliances                    10 Years
     Autos and Trucks               5 Years
     Furniture and Furnishings     10 Years
     Paving                        20 Years

     EARNINGS PER SHARE
     ------------------

Earnings per share are based on a weighted average method, which resulted in 500 shares being used in the computation.

     INCOME TAXES:
     ------------

The Company, with the consent of its stockholder, has elected to have its income taxed as an "S" Corporation as allowed by the Internal Revenue Code and similar sections of the Georgia State Income Tax Law.

These laws provide that, in lieu of corporate income taxes, the stockholder is taxed on his proportionate share of the corporate taxable income. Therefore, the accompanying statements do not include any provision or liability for corporate income tax.

Income or loss for financial statements and income tax purposes differs as a result of utilizing accelerated depreciation for tax purposes, as allowed by the Internal Revenue code.


NOTE 2  RELATED PARTY TRANSACTIONS:

The following is a summary of related party transactions for the period ended August 17, 1998:

The Company is managed by a company 100% owned by the 100% stockholder of the Company at rates and terms considered to be at fair market value. Amounts totaling $40,000.00 were included in management expense under this agreement.


NOTE 3  EMPLOYEE LEASING

The company subcontracts for the on site management and operations of the property with an employee leasing company.

NOTE 4 SUBSEQUENT EVENT

The company sold all property except for the autos and trucks, effective August 18, 1998 for $3,000,000.


                                                         EFFICIENCY LODGE, INC. (ELI)
                                           AUDITED & PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                                 ELI           TOWN CENTER LODGE                                    ELI
                                          HISTORICAL-AUDITED   HISTORICAL-AUDITED       REF                      PRO FORMA
                                                12/31/97            12/31/97         FOOTNOTE   ADJUSTMENTS       12/31/97
                                          ------------------   ------------------    --------   -----------      ---------
BALANCE SHEET:

ASSETS:

CASH                                         $   169,246          $    94,582           (1)     $   (74,479)     $   189,349
PROPERTY & EQUIPMENT                          13,096,534            1,600,918           (2)       1,518,517       16,215,969
ACCUMULATED DEPRECIATION                      (2,898,860)            (523,144)          (3)         394,078       (3,027,926)
OTHER ASSETS                                   1,479,390               13,398                                      1,492,788
                                             -----------          -----------                   -----------      -----------

TOTAL ASSETS                                 $11,846,310          $ 1,185,754                     1,838,116      $14,870,181
                                             ===========          ===========                   ===========      ===========
LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES:

MORTGAGE NOTE PAYABLE                        $11,222,325           $        -           (4)     (3,119,435)      $14,341,760
OTHER LIABILITIES                                519,549                7,948           (5)        (16,138)          543,635
                                             -----------          -----------                   ----------       -----------
TOTAL LIABILITIES                             11,741,874                7,948                   (3,135,573)       14,885,395

STOCKHOLDERS' EQUITY

CAPITAL STOCK                                    104,368                  500           (6)            500           104,368
PAID IN CAPITAL                                   52,674               26,800           (6)         26,800            52,674
RETAINED EARNINGS                               (266,732)             781,745           (7)        957,185          (442,172)
NET INCOME                                       214,126              368,762           (8)        312,972           269,916
                                             -----------          -----------                   ----------       -----------
TOTAL STOCKHOLDERS' EQUITY                       104,436            1,177,807                    1,297,457           (15,214)
                                             -----------          -----------                   ----------       -----------

TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY                                   $11,846,310          $1,185,755                    (1,838,116)      $14,870,181
                                             ===========          ==========                    ==========       ===========

CONSOLIDATED STATEMENT OF  EARNINGS:

REVENUE                                      $(4,377,122)         $ (855,288)                                     (5,232,410)

OPERATING COSTS                                2,396,805             429,026                                       2,825,831

OTHER OPERATING COSTS:
DEPRECIATION EXPENSE                             448,854              48,194            (9)         80,872           577,920
INTEREST EXPENSE                               1,189,272               9,306            (9)        239,398         1,437,976
LABOR COST ADJUSTMENT                                                                   (9)        (23,436)          (23,436)
INCOME TAX EXPENSE                               128,065                   0            (9)         16,138           144,203
                                             -----------          -----------                                    -----------
NET EARNINGS                                 $  (214,126)         $ (368,762)                    $ 312,972       $  (269,916)
                                             ===========          ==========                     =========       ===========


                                                          EFFICIENCY LODGE, INC. (ELI)
                                            AUDITED AND PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                                         FOR THE YEAR ENDED 12/31/97


                                                      ELI          TOWN CENTER LODGE                                       ELI
                                               HISTORICAL-AUDITED  HISTORICAL-AUDITED     REF                          PRO FORMA
                                                    12/31/97            12/31/97        FOOTNOTE      ADJUSTMENTS       12/31/97
                                               ------------------  ------------------   --------      -----------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                     $     214,126       $     368,762         (8)       $    (312,972)    $  269,916

ADJUSTMENTS TO RECONCILE  NET INCOME TO
 NET CASH PROVIDED BY OPERATING ACTIVITIES:
   DEPRECIATION AND AMORTIZATION                      477,082              49,984         (9)              80,872        607,938
   LOSS ON SALE OF ASSETS                              46,953                   0         (9)                             46,953
 CHANGES IN ASSETS AND LIABILITIES
   (INCREASE) DECREASE IN RECEIVABLES                 (14,067)              1,976                                        (12,091)
   INCREASE IN OTHER ASSETS                           (39,678)             (1,500)                                       (41,178)
   INCREASE (DECREASE) IN PAYABLES                     (5,766)              2,548                                         (3,218)
   INCREASE IN CUSTOMER DEPOSITS                        6,579               5,400                                         11,979
   INCREASE (DECREASE) IN OTHER LIABILITIES            17,175                             (5)              16,138         33,313
                                                -------------       -------------                   -------------     ----------
NET CASH PROVIDED BY OPERATING  ACTIVITIES            702,404             427,169                        (215,962)       913,611

CASH FLOWS FROM INVESTING ACTIVITIES
   PURCHASES OF PROPERTY & EQUIPMENT               (1,661,223)                                                        (1,661,223)
   ADVANCES TO AFFILIATES                             (71,154)                                                           (71,154)
   OTHER                                               52,468                                                             52,468
                                                -------------       -------------                   -------------     ----------
NET CASH USED BY INVESTING ACTIVITIES              (1,679,909)                                                        (1,679,909)

CASH FLOWS FROM FINANCING ACTIVITIES
   PROCEEDS FROM NOTE PAYABLES                      1,700,000                                                          1,700,000
   PAYMENTS ON NOTE PAYABLES                         (478,101)           (200,825)                                      (678,926)
   PAYMENTS FOR LOAN ORIGINATION COSTS               (128,254)                                                          (128,254)
   DISTRIBUTIONS MADE TO STOCKHOLDERS                (106,828)           (141,483)        (1)&(7)         141,483       (106,828)
                                                -------------       -------------                   -------------     ----------
NET CASH PROVIDED (USED) BY
 FINANCING ACTIVITIES                                 986,817            (342,308)                        141,483        785,992
                                                -------------       -------------                   -------------     ----------

NET INCREASE IN CASH                                    9,302              84,861                         (74,479)        19,684

CASH AT BEGINNING OF YEAR                             159,944               9,721                                        169,665
                                                -------------       -------------                   -------------     ----------

CASH AT END OF YEAR                             $     169,246       $      94,582                   $     (74,479)    $  189,349
                                                =============       =============                   =============     ==========

Footnotes: (12.31.97)

(1) Cash has been adjusted for the comparative changes made in the expenses or distributions:
              increase in interest expense                          (239,398)
              decrease in labor costs                                 23,436
              decrease in shareholder distributions                  141,483
                                                                   ---------
                                                                     (74,479)
                                                                   =========

(2) Property and equipment of Town Center Lodge has been adjusted to the total cost of acquisition by Efficiency Lodge, Inc.

(3) Accumulated depreciation has been adjusted for the additional pro forma depreciation taken after acquisition.

(4) The mortgage payable has been increased to reflect the debt incurred on the purchase of the Town Center assets.

(5) Other liabilities have been increased to reflect the additional income tax expense recorded due to the Town Center income. Town Center, prior to acquisition, operated as an s corporation and thus had no income tax expense recorded for the corporation.

(6) These adjustments remove the historical stockholders' equity for Town Center. The acquisition by Efficiency Lodge was an asset acquisition not a stock acquisition.

(7) Retained earnings has been adjusted for the clearing of the remainder of the historical balance sheet of Town Center as follows:
              Accumulated depreciation at 12.31.97                   (523,144)
              Current year depreciation expense, before
                 acquired by ELI                                       48,194
              Property and equipment prior to acquisition           1,600,918
              Capital stock prior to acquisition                         (500)
              Paid in capital prior to acquisition                    (26,800)
              Distributions to shareholders                          (141,483)
                                                                   ----------
                                                                      957,185
                                                                   ==========
(8) The net income changes are the product of the adjustments made to the expenses below in order to provide comparable operating expenses.
     See the explanations for these items separately below.

(9) The following expenses have been adjusted in order to be comparable with the operating expenses of ELI as follows:

     Depreciation     An increase in depreciation expense has been made to
                      reflect the additional expense allowed due to the purchase price paid for the assets from Town Center.

     Interest An increase in the interest expense has been shown to reflect the payments on the debt to acquire the Town Center assets.

     Labor costs      This has been adjusted to show the decrease in the
                      labor costs estimated after the acquisition of Town Center assets by ELI.

     Income tax exp.  The expense has been increased from zero on the historical financials of the s corporation to the calculated amount which would have been due on the proforma income as calculated above.


                                                         EFFICIENCY LODGE, INC. (ELI)
                                            UNAUDITED & PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                                      FOR THE SIX MONTHS ENDED 6/30/98



                                               ELI           TOWN CENTER LODGE                                          ELI
                                      HISTORICAL-UNAUDITED  HISTORICAL-UNAUDITED      REF                            PRO FORMA
                                              6/30/98              6/30/98          FOOTNOTE      ADJUSTMENTS         6/30/98
                                      --------------------  --------------------    --------      -----------       ------------
BALANCE SHEET:
ASSETS:

CASH                                     $    562,846          $     77,758              (1)      $   (108,093)     $    532,511
PROPERTY & EQUIPMENT                       12,459,329             1,600,918              (2)         1,518,517        15,578,764
ACCUMULATED DEPRECIATION                   (3,042,769)             (540,172)             (3)           475,639        (3,107,301)
OTHER ASSETS                                2,270,888                 9,926                                            2,280,814
                                         ------------          ------------                                         ------------
TOTAL ASSETS                             $ 12,250,294          $  1,148,431                                         $ 15,284,787
                                         ============          ============                                         ============

LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES:

MORTGAGE NOTE PAYABLE                    $ 10,977,311          $          -              (4)        (3,119,435)     $ 14,096,746
OTHER LIABILITIES                             422,323                  (921)             (5)             5,083           426,485
                                         ------------          ------------                                         ------------
TOTAL LIABILITIES                          11,399,634                  (921)                                          14,523,231


STOCKHOLDERS' EQUITY

CAPITAL STOCK                                 107,200                   500               (6)             (500)          107,200
PAID IN CAPITAL                                52,674                26,800               (6)          (26,800)           52,674
RETAINED EARNINGS                             283,955               933,011               (7)        1,050,474           166,492
NET INCOME (LOSS)                             406,831               189,040               (8)          160,681           435,190
                                         ------------          ------------                                         ------------
TOTAL STOCKHOLDERS' EQUITY                    850,660             1,149,351                                              761,556
                                         ------------          ------------                                         ------------

TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY                             $ 12,250,294          $  1,148,431                                         $ 15,284,787
                                         ============          ============                                         ============

CONSOLIDATED STATEMENT OF  EARNINGS:
REVENUE                                  $ (2,454,806)         $  (420,027)                                         $ (2,874,833)

OPERATING COSTS                             1,098,103              213,956                                             1,312,059
OTHER OPERATING COSTS:
DEPRECIATION EXPENSE                          189,184               17,028                (9)           47,505           253,717
INTEREST EXPENSE                              511,764                    4                (9)          124,755           636,523
LABOR ADJUSTMENT                                                                          (9)          (16,662)          (16,662)
INCOME TAX EXPENSE                            248,924                    0                (9)            5,083           254,007
                                         ------------          ------------                                         ------------
NET EARNINGS                             $   (406,831)         $  (189,040)                        $   160,681      $   (435,190)
                                         ============          ===========                         ===========      ============


                                                         EFFICIENCY LODGE, INC.
                                                   PRO FORMA FINANCIAL INFORMATION
                                                  FOR THE SIX MONTHS ENDED 06/30/98


                                                         ELI          TOWN CENTER LODGE                                ELI
                                                HISTORICAL-UNAUDITED HISTORICAL-UNAUDITED   REF                     PRO FORMA
                                                       6/30/98             6/30/98        FOOTNOTE   ADJUSTMENTS     6/30/98
                                                -------------------- -------------------- --------   -----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                            $  406,831      $  189,040           (8)     $  (160,681)    $  756,552

ADJUSTMENTS TO RECONCILE  NET INCOME TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:

  DEPRECIATION AND AMORTIZATION                           189,184          17,028           (9)          47,505        253,708

  LOSS ON SALE OF ASSETS
  CHANGES IN ASSETS AND LIABILITIES
  (INCREASE) DECREASE IN RECEIVABLES                      (31,030)          1,475                                      (29,555)
  INCREASE IN OTHER ASSETS                                  3,543                                                        3,543
  INCREASE (DECREASE) IN PAYABLES
  INCREASE IN CUSTOMER DEPOSITS
  INCREASE (DECREASE) IN OTHER LIABILITIES                                                  (5)           5,082          5,077
                                                       ----------      ----------                   -----------     ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES                 568,527         207,543                                      989,325

CASH FLOWS FROM INVESTING ACTIVITIES
  PURCHASES OF PROPERTY & EQUIPMENT                       (66,657)                                                     (66,657)
  ADVANCES TO AFFILIATES
  OTHER                                                   135,012                                                      135,012
                                                       ----------      ----------                   -----------     ----------
NET CASH USED BY INVESTING ACTIVITIES                      68,355                                                       68,355

CASH FLOWS FROM FINANCING ACTIVITIES
  PROCEEDS FROM NOTE PAYABLES
  PAYMENTS ON NOTE PAYABLES                              (245,014)                                                    (245,014)
  PAYMENTS FOR LOAN ORIGINATION COSTS
  CAPITAL CONTRIBUTIONS                                     1,732                                                        1,732
  DISTRIBUTIONS MADE TO STOCKHOLDERS                                     (224,367)                                    (224,367)
                                                       ----------      ----------                   -----------     ----------
NET CASH PROVIDED (USED) BY
 FINANCING ACTIVITIES                                    (243,282)       (224,367)                                    (467,649)
                                                       ----------      ----------                   -----------     ----------
NET INCREASE (DECREASE) IN CASH                           393,600         (16,824)                                     590,031

CASH AT BEGINNING OF YEAR                                 169,246      $    94,582                                     263,828
                                                       ----------      ----------                   -----------     ----------
CASH AT END OF YEAR                                    $  562,846      $    77,758                  $  (108,093)    $  532,511
                                                       ==========      ===========                  ===========     ==========

Footnotes:   (06.30.98)

(1)  Cash has been adjusted for the comparative changes made in the expenses-
             increase in interest expense                 (124,755)
             decrease in labor costs                        16,662
                                                        ----------
                                                          (108,093)
                                                        ==========

(2) Property and equipment of Town Center Lodge has been adjusted to the total cost of acquisition by Efficiency Lodge, Inc.

(3) Accumulated depreciation has been adjusted for the additional pro forma depreciation taken after acquisition.

(4) The mortgage payable has been increased to reflect the debt incurred on the purchase of the Town Center assets.

(5) Other liabilities have been increased to reflect the additional income tax expense recorded due to the Town Center income. Town Center, prior to acquisition, operated as an s corporation and thus had no income tax expense recorded for the corporation.

(6) These adjustments remove the historical stockholders' equity for Town Center. The acquisition by Efficiency Lodge was an asset acquisition not a stock acquisition,

(7) Retained earnings has been adjusted for the clearing of the remainder of the historical balance sheet of Town Center as follows:

        Accumulated depreciation at 12.31.97                           (540,172)
        Current year depreciation expense, before acquired by ELI        17,028
        Property and equipment prior to acquisition                   1,600,918
        Capital stock prior to acquisition                                 (500)
        Paid in capital prior to acquisition                            (26,800)
                                                                     ----------
                                                                      1,050,474
                                                                     ===========
(8) The net income changes are the product of the adjustments made to the expenses below in order to provide comparable operating expenses.
     See the explanations for these items separately below.

(9) The following expenses have been adjusted in order to be comparable with the operating expenses of ELI as follows:

      Depreciation        An increase in depreciation expense has been made
                          to reflect the additional expense allowed due to the purchase price paid for the Town Center assets purchased.

      Interest An increase in the interest expense has been shown to reflect the payments on the debt to acquire the Town Center assets.

      Labor cost          This has been adjusted to show the decrease
                          in the labor costs estimated after the
                          acquisition of Town Center assets by ELI.

      Income tax expense  The expense has been increased from zero shown on the historical financial statements ( s corporation) to the calculated amount which would have been due on the pro forma income as calculated above.

                             SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EFFICIENCY LODGE, INC.



                              By: /s/ W. Ray Barnes
                                 W. Ray Barnes
                                 President

                                 November 2, 1998
                                 ------------------
                                 Date